EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO RULE 13a-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT
TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph Kozak, President and Chief Executive Officer and President of ANTs software inc., certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of ANTs software inc. (the “Company”);

2.
Based on my knowledge, this Amendment No. 1 to the Annual Report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 27, 2007
	By:	/s/Joseph Kozak
Joseph Kozak, Chief Executive Officer and President

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